EXHIBIT 10.1

                                 PROMISSORY NOTE


CDN $60,000.00                                                    June 29, 2005



FOR VALUE RECEIVED the undersigned, SECURAC CORP., a Nevada corporation (the "Company"), promises to pay MEIR WEIS (the "Holder") at 49 Slopes Point SW, Calgary, Alberta T3H 3Y8, the sum of Sixty Thousand Canadian Dollars (CDN$60,000.00). The outstanding principal balance of this Note shall be payable on or before July 31, 2005 (the "Maturity Date") together with interest in the amount of CDN$10,000.00.

The Company shall have the right to prepay this Note in full or in part at any time and from time to time prior to the earlier of the Maturity Date and conversion of this Note.

The undersigned does hereby waive presentment for payment and notice of dishonour.

This Note shall be governed by the laws of the Province of Alberta, without reference to its rules as to conflicts of law.

                                                   SECURAC CORP.

                                             Per:  /s/ Paul James Hookham
                                                   -----------------------
                                                   Chief Financial Officer

                                             Per:  /s/ Terry W. Allen
                                                   -----------------------
                                                   Chief Executive Officer